Supplement Dated November 16, 2009

To

Prospectuses Dated May 1, 2009 or Later

This supplement is intended for distribution with prospectuses dated May 1, 2009 or later for variable life insurance contracts issued by John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, as applicable. The affected prospectuses bear the titles:

        Medallion Executive Variable Life

        Medallion Executive Variable Life II

        Medallion Executive Variable Life III

        Variable Estate Protection

        Variable Estate Protection Plus

        Variable Estate Protection Edge

        Performance Executive Variable Life

        Performance Survivorship Variable Universal Life

        Medallion Variable Life

Medallion Variable Universal Life Plus Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II Annual Premium Variable Life Flex V1 Flex V2

Changes to Variable Investment Accounts

Effective after the close of business on November 13, 2009, the portfolios of John Hancock Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios

Global Real Estate	Real Estate Securities

International Small Cap	International Small Company

Mid Cap Intersection	Mid Cap Index

Global Allocation	Lifestyle Balanced

Emerging Small Company	Smaller Company Growth

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 13, 2009. You should disregard any reference in the product prospectus to the Acquired Portfolios.

Moreover, one or more of the Acquired Portfolios may not be available to you. You should consult your current prospectus to verify which investment accounts are currently available under your policy.

Emerging Markets Value Portfolio Addition (Except for those contracts titled Annual Premium Variable Life)

We add the Emerging Markets Value investment account to your policy, which invests in the Emerging Markets Value portfolio of the John Hancock Trust.

We revise the list of investment accounts on the first page of the prospectus to add the Emerging Markets Value portfolio.

We add the following to the table of Portfolio Annual Expenses and the associated footnote:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses

Emerging Markets Value [3]	0.96%	0.00%	0.13%	0.00%	1.09%

3. Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for this portfolio or otherwise reimburse the expenses of the portfolio. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for this portfolio would be 1.09%

We add the following disclosure under Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective and Strategy

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the Subadviser.

International Small Company Portfolio Addition (Except for those contracts titled Annual Premium Variable Life, Flex V1, Flex V2, and Medallion Variable Life)

We add the International Small Company investment account to your policy, which invests in the International Small Company portfolio of the John Hancock Trust.

We revise the list of investment accounts on the first page of the prospectus to add the International Small Company portfolio.

We add the following to the table of Portfolio Annual Expenses and the associated footnote:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
International Small Company[3]	0.96%	0.00%	0.15%	0.00%	1.11%

3. Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for this portfolio or otherwise reimburse the expenses of the portfolio. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for this portfolio would be 1.11%

We add the following disclosure under Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective and Strategy

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests.

Smaller Company Growth Portfolio Addition (Except for those contracts titled Annual Premium Variable Life, Flex V1, Flex V2, and Medallion Variable Life)

We add the Smaller Company Growth investment account to your policy, which invests in the Smaller Company Growth portfolio of the John Hancock Trust.

We revise the list of investment accounts on the first page of the prospectus to add the Smaller Company Growth portfolio.

We add the following to the table of Portfolio Annual Expenses and the associated footnote:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Smaller Company Growth[4,13]	1.08%	0.00%	0.06%	0.00%	1.14%

13 The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fee for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until September 1, 2010. The fee shown in the table does not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Smaller Company Growth portfolio would be 1.03%.

We add the following disclosure under Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective and Strategy

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; & MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in small-capitalization equity securities.

Portfolio Name Change (Except for those contracts titled Annual Premium Variable Life, Flex V1, Flex V2, and Medallion Variable Life)

The American Diversified Growth and Income portfolio is now referred to as the Core Diversified Growth and Income portfolio. The investment description of this portfolio, as detailed under the section of your product prospectus entitled “Table of Investment Options and Subadvisers,” remains unchanged.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

VLI ProdSupp(3) 11/09